                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                             RURBAN FINANCIAL CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:
              _________________________________________________________________

        (2)   Aggregate number of securities to which transaction applies:
              _________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              _________________________________________________________________

        (4)   Proposed maximum aggregate value of transaction:_________________

        (5)   Total fee paid:__________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount Previously Paid:__________________________________________

        (2)   Form, Schedule or Registration Statement No.:____________________

        (3)   Filing Party:____________________________________________________

        (4)   Date Filed:______________________________________________________

                             RURBAN FINANCIAL CORP.
                               401 CLINTON STREET
                              DEFIANCE, OHIO 43512
                                 (419) 783-8950

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  Defiance, Ohio
                                                                  March 10, 2005

To the Shareholders of
Rurban Financial Corp.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Rurban Financial Corp. (the "Company") will be held at the Eagles Club, 711 W. Second Street, Defiance, Ohio, on Thursday, April 21, 2005, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

      1. To elect four (4) directors to serve for terms of three (3) years each.

      2. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

      Shareholders of record at the close of business on February 22, 2005 will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

      You are cordially invited to attend the Annual Meeting. Your vote is important, whatever the number of common shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card promptly in the enclosed envelope. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person if your common shares are registered in your name. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

                                       By Order of the Board of Directors,

                                       /s/ Kenneth A. Joyce
                                       -----------------------------------
                                       Kenneth A. Joyce
                                       President and Chief Executive Officer

                             RURBAN FINANCIAL CORP.
                               401 CLINTON STREET
                              DEFIANCE, OHIO 43512
                                 (419) 783-8950

                                PROXY STATEMENT

      This proxy statement and the accompanying proxy card are being mailed to shareholders of Rurban Financial Corp. (the "Company") on or about March 10, 2005, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") called to be held on Thursday, April 21, 2005, or at any adjournment(s) thereof. The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Savings Time, at the Eagles Club, 711 W. Second Street, Defiance, Ohio.

      A proxy card for use at the Annual Meeting accompanies this proxy statement. Whether or not you plan to attend the Annual Meeting, you may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card in the envelope provided. Without affecting any vote previously taken, you may revoke your proxy at any time before it is actually voted at the Annual Meeting (1) by giving written notice of revocation to the Secretary of the Company at the address of the Company shown on the cover page of this proxy statement; (2) by executing and returning a later-dated proxy card which is received by the Company prior to the Annual Meeting; or (3) by attending the Annual Meeting and giving notice of revocation in person (but only if you are the registered owner of your common shares). ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

      Only shareholders of the Company of record at the close of business on February 22, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 4,568,388 common shares were outstanding and entitled to vote. Each common share of the Company entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the outstanding common shares in attendance at the Annual Meeting in person or by proxy.

      Shareholders holding common shares in "street name" with a broker, financial institution or other holder of record may be eligible to appoint their proxy electronically via the Internet or telephonically and may incur costs associated with electronic access. Such shareholders should review the information provided to them by their broker or other holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the street name common shares and how to revoke previously given instructions.

      Common shares represented by properly executed proxy cards that are returned to the Company prior to the Annual Meeting will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked "Abstain," "Against," "Withhold Authority" or "For All Except" or not marked at all. Brokers who hold their customers' common shares in street name may, under the applicable rules of the exchange or other self-regulatory organizations of which the brokers are members, sign and submit proxy cards for such common shares and may vote such common shares on routine matters, such as the election of directors. However, brokers who hold common shares in street name may not vote such common shares on non-routine matters, including proposals to approve equity compensation plans, without specific instructions from the customer who owns the common shares.

Proxy cards that are signed and submitted by brokers which have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes." Broker non-votes count toward the establishment of a quorum at the Annual Meeting.

      The Company will bear the costs of preparing, printing and mailing this proxy statement, the accompanying proxy card and any other related materials, as well as all other costs incurred in connection with the solicitation of proxies on behalf of the Company's Board of Directors other than the Internet and telephone usage charges incurred if a shareholder appoints a proxy electronically through a holder of record. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of the Company and its subsidiaries by further mailing, by telephone or by personal contact. The Company will also pay the standard charges and expenses of brokers, voting trustees, financial institutions and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the Annual Meeting.

      If you are a participant in the Employee Stock Ownership and Savings Plan of Rurban Financial Corp. (the "Rurban ESOP and Savings Plan") and common shares have been allocated to your account in the Rurban ESOP and Savings Plan, you will be entitled to instruct the trustee of the Rurban ESOP and Savings Plan how to vote those common shares and you may receive your voting instruction card separately. If you do not provide voting instructions, the common shares allocated to your account in the Rurban ESOP and Savings Plan will not be voted.

      The Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 2004 (the "2004 fiscal year") is being delivered with this proxy statement.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table furnishes information concerning the beneficial ownership of common shares of the Company, as of the Record Date, by each person known by the Company to own more than 5% of the outstanding common shares of the Company, each current director, each person nominated for election as a director, each executive officer named in the Summary Compensation Table, and all current executive officers and directors of the Company as a group:

                  Amount and Nature of Beneficial Ownership (1)

                                                       Common Shares Which Can
                                                          Be Acquired Upon
                                                         Exercise of Options
                                                        Currently Exercisable
              Name of                 Common Shares      Becoming Exercisable                 Percent of
          Beneficial Owner            Presently Held        Within 60 Days          Total      Class (2)
---------------------------------     --------------   -----------------------     -------    ----------
James E. Adams (3)                       1,485  (4)           2,000                  3,485         (5)
Thomas A. Buis                           4,317  (6)           3,376                  7,693         (5)
Thomas M. Callan                        37,388  (7)           3,376                 40,764         (5)
John R. Compo                           43,978  (8)           6,394                 50,372       1.10%
Robert W. Constien (3)                  29,062  (9)          14,469                 43,521         (5)
John Fahl                               21,170                6,394                 27,564         (5)
Robert A. Fawcett, Jr.                   7,335  (10)          6,394                 13,729         (5)
Richard L. Hardgrove                     1,000                1,000                  2,000         (5)
Eric C. Hench                           22,484  (11)          6,394                 28,878         (5)
Kenneth A. Joyce (3)                    15,049  (12)         16,469                 31,518         (5)
Rita A. Kissner                              0                    0                      0         (5)
Henry R. Thiemann (3)                    5,232  (13)          7,027                 12,259         (5)
Steven D. VanDemark                     13,865  (14)          9,193                 23,058         (5)
J. Michael Walz, D.D.S.                 24,635  (15)          6,394                 30,823         (5)
All executive officers and
directors as a group (14 persons)      227,000  (16)         88,880                315,880       6.91%

(1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded up to the nearest whole common share. The mailing address of each of the current executive officers and directors of the Company is 401 Clinton Street, Defiance, Ohio 43512. The mailing address of the Administrator of the Employee Stock Ownership and Savings Plan of Rurban Financial Corp. is Reliance Financial Services, 401 Clinton Street, Defiance, Ohio 43512.

(2) The percent of class is based upon 4,568,388 common shares outstanding on the Record Date and entitled to vote at the Annual Meeting, and the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will become exercisable within 60 days after the Record Date.

(3) Individual named in the Summary Compensation Table. Mr. Joyce also serves as a director of the Company.

(4) Includes 1,000 common shares held jointly by Mr. Adams and his wife, as to which he exercises shared voting and investment power; and 485 common shares held for the account of Mr. Adams in the Rurban ESOP and Savings Plan.

(5) Reflects ownership of less than 1% of the outstanding common shares of the Company.

(6) Includes 1,707 common shares held in the name of Mr. Buis' wife, as to which she exercises sole voting and investment power.

(7) Includes 32,730 common shares held in a trust for the benefit of the wife of Mr. Callan as to which he exercises shared voting and investment power.

(8) Includes 2,756 common shares held jointly by Mr. Compo and his wife, as to which he exercises shared voting and investment power.

(9) Includes 28,391 common shares held for the account of Mr. Constien in the Rurban ESOP and Savings Plan.

(10) Includes 6,198 common shares held by the Robert A. Fawcett Jr. Trust as to which Mr. Fawcett has sole voting and investment power.

(11) Includes 22,484 common shares held by the Eric C. Hench Agency Trust as to which Mr. Hench has sole voting and investment power.

(12) Includes 100 common shares held in the name of Mr. Joyce's son for which Mr. Joyce is custodian; and 4,518 common shares held for the account of Mr. Joyce in the Rurban ESOP and Savings Plan.

(13) Includes 601 common shares held jointly by Mr. Thiemann and his wife, as to which he exercises shared voting and investment power; and 3,064 common shares held for the account of Mr. Thiemann in the Rurban ESOP and Savings Plan.

(14) Includes 4,390 common shares held jointly by Mr. VanDemark and his wife, as to which he exercises shared voting and investment power. Also includes 4,132 common shares held in the names of Mr. VanDemark's children for which Mr. VanDemark is custodian.

(15) Includes 21,100 common shares held in the Krouse Evans Inc. Profit Sharing Plan, as to which Dr. Walz exercises shared voting and investment power with Reliance Financial Services, N.A. and includes 737 common shares held by Dr. Walz and his spouse to which Dr. Walz exercises shared voting and investment power.

(16)  See Notes (4) and (6) through (15) above.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      To the Company's knowledge, based solely on a review of the reports furnished to the Company and written representations that no other reports were required during the 2004 fiscal year, all filing requirements applicable to officers, directors and owners of more than 10% of the outstanding common shares of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with.

                             ELECTION OF DIRECTORS

      There are currently eleven individuals serving as members of the Board of Directors - four in the class whose terms expire at the Annual Meeting, three in the class whose terms expire in 2006 and four in the class whose terms expire in 2007. On September 15, 2004, upon the recommendation of the Governance and Nominating Committee, Rita A. Kissner was elected as a director of the Company. Ms. Kissner was recommended to the Governance and Nominating Committee by the directors and executive officers of the Company.

      The Board of Directors has reviewed, considered and discussed each director's relationships, both direct or indirect, with the Company and its subsidiaries and the compensation and other payments, if any, each director has, both directly or indirectly, received from or made to the Company and its subsidiaries in order to determine whether such director qualifies as independent under Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), and has determined that the Board of Directors has at least a majority of independent directors. The Board of Directors has determined that each of the following directors has no financial or personal ties, either directly or indirectly, with the Company or its subsidiaries (other than compensation as a director of the Company and its subsidiaries, banking relationships in the ordinary course of business with the Company's banking subsidiaries and ownership of the Company's common shares as described in this proxy statement) and thus qualifies as independent under Nasdaq Marketplace Rule 4200(a)(15): Thomas A. Buis, Thomas M. Callan, John R. Compo, John Fahl, Robert
A. Fawcett, Jr., Richard L. Hardgrove, Eric C. Hench, Rita A. Kissner, Steven D. VanDemark and J. Michael Walz, D.D.S.

      The Board of Directors proposes that each of the four nominees identified below be elected for a new term of three years. Each nominee was recommended to the Board of Directors by the Governance and Nominating Committee. Each individual elected as a director at the Annual Meeting will hold office for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office or death. Common shares represented by properly executed and returned proxy cards will be voted FOR the election of the Board of Directors' nominees unless authority to vote for one or more nominees is withheld. If a nominee who would otherwise receive the required number of votes becomes unavailable or unable to serve as a director, the individuals designated as proxy holders reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will not serve if elected.

      The following table gives certain information, as of the Record Date, concerning each nominee for election as a director of the Company. Unless otherwise indicated, each person has held his or her principal occupation for more than five years.

                                                                            Director of the
                                          Position(s) Held with the             Company           Nominee
                                      Company and its Subsidiaries            Continuously        for Term
         Nominee            Age       and Principal Occupation(s)                Since          Expiring In
-------------------------   ---     -------------------------------------   ---------------     -----------
John R. Compo               60      Chairman of Board and President of          1987               2008
                                    Compo Corporation, Defiance, Ohio
                                    (automotive parts manufacturer and
                                    wholesaler) since 1984; Director of
                                    The State Bank and Trust Company
                                    ("State Bank")  since 1985.

John Fahl                   68      (Retired) President from 1994 to            1996               2008
                                    2001 of Tire Operations, and
                                    Director from 1992 to 2001, of
                                    Cooper Tire & Rubber Company,
                                    Findlay, Ohio (tire and rubber
                                    manufacturer); Director of Lehigh
                                    Technologies, LLC, manufacturer of
                                    rubber powders, since 2004; Director
                                    of State Bank since 2004; Chairman of
                                    the Board and Director of RFCBC, Inc.
                                    since 2004.

Robert A. Fawcett, Jr.      63      Insurance Agent, Fawcett, Lammon,           1992               2008
                                    Recker and Associates Insurance
                                    Agency, Inc., Ottawa, Ohio, since
                                    1998; Director of State Bank since
                                    2004.

Rita A. Kissner             59      (Retired) Mayor of City of              September 15,          2008
                                    Defiance, Ohio from 1992 to 2000;           2004
                                    Director of State Bank since
                                    September 2004


      The following table gives certain information, as of the Record Date, concerning the current directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has held his principal occupation for more than five years.

                                                                            Director of the
                                          Position(s) Held with the             Company
                                      Company and its Subsidiaries            Continuously         Term
         Name               Age       and Principal Occupation(s)                Since          Expiring In
-------------------------   ---     -------------------------------------   ---------------     -----------
Thomas A. Buis               67     Consultant, Blanchard Valley Health           2001             2006
                                    Association, Findlay, Ohio, a
                                    non-profit parent corporation of an
                                    integrated regional health system,
                                    since 2004; Chairman since 2000, and
                                    President from 1975 to 2000, of
                                    Spencer-Patterson Agency, Inc.,
                                    Findlay, Ohio, an insurance agency ;
                                    Director of Reliance Financial
                                    Services, N.A. ("RFS") since 2003;
                                    Director of State Bank since 2004.

 Kenneth A. Joyce            56     President and Chief Executive Officer         2002             2006
                                    of the Company since August 2002;
                                    Chairman and Chief Executive Officer
                                    of Rurbanc Data Services, Inc.,
                                    ("RDSI") since October 1997; Director
                                    of State Bank since 2002; Director of
                                    RFCBC, Inc. since 2004; Director of
                                    RDSI since 1997.

J. Michael Walz, D.D.S.      61     General Dentist in Defiance, Ohio;            1992             2006
                                    Director of State Bank since 1989;
                                    Director of RFCBC, Inc. since 2004;
                                    Director of RFS since 1997.

Thomas M. Callan             62     President of Defiance Stamping                2001             2007
                                    Company, Defiance Ohio, a metal
                                    stamping company since 1980; Director
                                    of State Bank since 1996.

Richard L. Hardgrove         65     (Retired) President and Chief                 2004             2007
                                    Executive Officer of Sky Bank, from
                                    1998 to 2001; Director of State Bank
                                    since 2004.

Eric C. Hench                51     Chairman since 2000, and Chief                1997             2007
                                    Executive Officer since 1990, of Chief
                                    Supermarkets, Inc.; Director of State
                                    Bank since 1985; Director of RFCBC,
                                    Inc. since 2004.

Steven D. VanDemark          52     General Manager of Defiance Publishing        1991             2007
                                    Company, Defiance, Ohio (newspaper
                                    publisher) since 1985; Chairman of
                                    the Board of the Company since 1992;
                                    Director of State Bank since 1990;
                                    Chairman of the Board of State Bank
                                    since 1992; Director of RDSI since
                                    1997.

      There are no family relationships among any of the directors, nominees for election as directors and executive officers of the Company.

RECOMMENDATION AND VOTE

      Under Ohio law and the Company's Code of Regulations (as amended), the four nominees receiving the greatest number of votes will be elected.

      Common shares represented by properly executed and returned proxy cards will be voted FOR the election of the Board of Directors' nominees named above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees on the line provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes, but will not be counted toward the election of directors or toward the election of the individual nominees specified on the proxy card.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

MEETINGS OF AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The Board of Directors of the Company held a total of thirteen meetings during the 2004 fiscal year. Each incumbent director attended 75% or more of the aggregate of the number of meetings held by the Board of Directors and the number of meetings held by the Board committees on which he or she served, except for John Fahl who attended 69%. In accordance with the Nasdaq Marketplace Rules, the independent directors meet in executive session as appropriate matters for their consideration arise.

      The Company encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All of the incumbent directors and director nominees (other than Ms. Kissner) attended the Company's last annual meeting of shareholders held on April 26, 2004. Ms. Kissner did not attend the Company's last annual meeting of shareholders as she did not join the Company's Board of Directors until September 15, 2004.

      Although the Company has not to date developed formal processes by which shareholders may communicate directly with directors, it believes that the informal process, in which any communication sent to the Board either generally or in care of Valda Colbart, the Company's Investor Relations Manager, or another corporate officer is forwarded to all members of the Board, has served the needs of the Board and the Company's shareholders. There is no screening process, and all shareholder communications that are received by officers for the Board's attention are forwarded to the Board.

      Any communication to the Board may be mailed to the Board, in care of Valda Colbart, the Company's Investor Relations Manager, at the Company's headquarters, 401 Clinton Street, Defiance, Ohio 43512. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." In addition, communication via the Company's website at www.rurbanfinancial.net may be used. All such communications, whether via mail or the website, must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Investor Relations Manager will make copies of all such communications and circulate them to the appropriate director or directors without any screening.

COMMITTEES OF THE BOARD

      The Board of Directors has five standing committees: the Executive-Compliance Committee, the Compensation Committee, the Audit Committee, the Loan Review Committee and the Governance and Nominating Committee.

      Executive-Compliance Committee

      The Board of Directors of the Company has an Executive-Compliance Committee comprised of John R. Compo, Robert A. Fawcett, Jr., Eric C. Hench, Kenneth A. Joyce, Steven D. VanDemark, and J. Michael Walz, D.D.S. The function of the Executive-Compliance Committee is to act on behalf of the Board of Directors between regularly scheduled meetings of the Board of Directors and to monitor corporate compliance with applicable laws and regulations. The Executive-Compliance Committee met five times during the 2004 fiscal year.

      Compensation Committee

      The Board of Directors of the Company has a Compensation Committee comprised of John R. Compo, John Fahl, Eric C. Hench, Steven D. VanDemark and J. Michael Walz, D.D.S. The Board of Directors has determined that each member of the Compensation Committee qualifies as independent under Rule 4200(a)(15 of the Nasdaq Marketplace Rules. In addition, each member of the Compensation Committee qualifies as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and as a "non-employee director" for purposes of Section 16b-3 under the Exchange Act.

      The function of the Compensation Committee is to review and recommend to the Board of Directors of the Company the salary, bonus and other cash compensation to be paid to, and the other benefits to be received by, the Company's executive officers, including the President and Chief Executive Officer. The Compensation Committee also evaluates and makes recommendations regarding the compensation of the directors, including their compensation for services on Board committees. The Compensation Committee also administers the Stock Option Plan. The Compensation Committee met twice during the 2004 fiscal year.

      Audit Committee

      The Board of Directors of the Company has an Audit Committee comprised of Thomas M. Callan, Robert A. Fawcett, Jr., Richard L. Hardgrove (since April 26,
2004) and Rita A. Kissner (since January 19, 2005). The Board of Directors has determined that each member of the Audit Committee qualifies as independent under Nasdaq Marketplace Rules 4200(a)(15) and 4350(d)(2) as well as under Rule 10A-3 promulgated under the Exchange Act. The Audit Committee met eight times during the 2004 fiscal year.

      The Board of Directors has determined that each member of the Audit Committee is able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement, and is qualified to discharge his or her duties to the Company and its subsidiaries. In addition, the Board of Directors has determined that Richard L. Hardgrove qualifies as an "audit committee financial expert" for purposes of Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC") by virtue of his service as the President and Chief Executive Officer of Sky Bank prior to his retirement.

      The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends changes to the full Board of Directors as necessary. The purposes of the Audit Committee are to assist the Board of Directors in its oversight of:

            - the accounting and financial reporting principles and policies and the internal accounting and disclosure controls and procedures of the Company and its subsidiaries;

            -     the Company's internal audit function;

            - the certification of the Company's quarterly and annual financial statements and disclosures; and

            - the Company's consolidated financial statements and the independent audit thereof.

      The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services. The independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee evaluates the independence of the independent registered public accounting firm on an ongoing basis. Additionally, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services provided by the independent registered public accounting firm to the Company or any of its subsidiaries and ensures that the independent registered public accounting firm is not engaged to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee's report relating to the 2004 fiscal year begins at page 25.

      Loan Review Committee

      The Board of Directors of the Company has a Loan Review Committee comprised of Thomas A. Buis, Thomas M. Callan and J. Michael Walz, D.D.S. The function of the Loan Review Committee is to assist the board of directors in fulfilling its oversight responsibilities of credit quality in subsidiary banks. The Loan Review Committee is comprised of independent directors who are not involved in the loan approval process at subsidiary banks. The Loan Review Committee has an established charter and met ten times during the 2004 fiscal year.

      Governance and Nominating Committee

      The Board of Directors of the Company has a Governance and Nominating Committee comprised of Thomas A. Buis, Robert A. Fawcett, Jr., Steven D. VanDemark and J. Michael Walz, D.D.S. The Board of Directors has determined that each member of the Governance and Nominating Committee qualifies as independent under Nasdaq Marketplace Rule 4200(a)(15). The function of the Governance and Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become directors of the Company and its subsidiaries, determining the composition of the boards of directors and their committees, monitoring a process to assess the effectiveness of the boards of directors and developing and implementing the Company's corporate governance guidelines. The Governance and Nominating Committee also evaluates the performance of the current members of the Company's Board of Directors on an annual basis. The Governance and Nominating Committee met four times during the 2004 fiscal year. The Governance and Nominating Committee Charter of the Company is posted on the Company's website at www.rurbanfinancial.net.

NOMINATING PROCEDURES

      As described above, the Company has a standing Governance and Nominating Committee that has the responsibility to identify and recommend individuals qualified to become directors. The Governance and Nominating Committee selected the nominees for re-election as directors at the Company's Annual Meeting. When considering potential candidates for the Board of Directors, the Governance and Nominating Committee strives to assure that the composition of the Board of Directors, as well as its practices and operation, contribute to value creation and to the effective representation of the Company's shareholders. The Governance and Nominating Committee may consider those factors it deems appropriate in evaluating director candidates including judgment, skill, strength of character and experience. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Governance and Nominating Committee.

      In considering candidates for the Board of Directors, the Governance and Nominating Committee evaluates the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Governance and Nominating Committee strives to select candidates who have the highest personal and professional integrity; who have demonstrated exceptional ability and judgment; who shall be most effective, in conjunction with the other members of the Board, in serving the long-term interests of the Company's shareholders; who can devote the necessary time to serve as a director; and who have a working knowledge of financial statements and a sense of proper corporate governance. In addition, no person who is 70 years old or older will be eligible to be elected or re-elected to the Board of Directors.

      The Governance and Nominating Committee considers candidates for the Board of Directors from any reasonable source, including shareholder recommendations. The Governance and Nominating Committee does not evaluate candidates differently based on who has made the recommendation. The Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms.

      Shareholders may recommend director candidates for consideration by the Governance and Nominating Committee by writing to Steven D. VanDemark, Chairman of the Board of the Company, Thomas A. Buis, Chairman of the Governance and Nominating Committee, Kenneth A. Joyce, President and Chief Executive Officer of the Company, or Valda Colbart, the Company's Investor Relations Manager. To be considered, recommendations must be received at the Company's executive offices located at 401 Clinton Street, Defiance, Ohio 43512 no later than June 30 of the year preceding the annual meeting of shareholders and must state the qualifications of the proposed candidate.

      Shareholders who wish to nominate an individual for election as a director at an annual meeting of shareholders of the Company must comply with the Company's Code of Regulations regarding shareholder nominations. All shareholder nominations must be made in writing and delivered or mailed (by first class mail, postage prepaid) to the Secretary of the Company at the Company's principal office located at 401 Clinton Street, Defiance, Ohio 43512. Nominations for an annual meeting of shareholders must be received by the Secretary of the Company on or before the later of (a) the February 1st immediately preceding the date of the annual meeting of shareholders or (b) the 60th day prior to the first anniversary of the most recent annual meeting of shareholders at which directors were elected. However, if the annual meeting of shareholders is not held on or before the 31st day next following the first anniversary of the most recent annual meeting of shareholders at which directors were elected, nominations must be received by the Secretary of the Company within a reasonable time prior to the date of the annual meeting of shareholders. Nominations for a special meeting of shareholders at which directors are to be elected must be received by the Secretary of the Company no later than the close of business on the 7th day following the day on which the notice of the special meeting was mailed to shareholders. In any event, each nomination must contain the following information: (a) the name, age, business address and residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the number of common shares owned beneficially and of record by each proposed nominee and the length of time the proposed nominee has owned such shares; and (d) any other information required to be disclosed with respect to a nominee for election as a director under the proxy rules promulgated under the Exchange Act. Nominations not made in accordance with the Company's Code of Regulations will not be considered.

CODE OF CONDUCT

      In accordance with the applicable sections of the Nasdaq Marketplace Rules and rules of the SEC, the Board of Directors has adopted the Rurban Financial Corp. Code of Conduct and Ethics which applies to the directors, officers and employees of the Company and its subsidiaries. The Code of Conduct and Ethics is posted on the "Corporate Governance" page of the Company's website at www.rurbanfinancial.net.

DIRECTORS' COMPENSATION

      Each director of the Company who is not an employee of the Company or one of its subsidiaries (a "non-employee director") currently receives an annual cash retainer in the amount of $9,000 paid in twelve monthly installments of $750. The Chairman of the Board of Directors of the Company (Steven D. VanDemark) receives an additional annual cash retainer of $12,000 paid in twelve monthly installments of $1,000. Each non-employee director also receives an annual cash retainer of $500 for each committee of the Board of Directors on which he or she serves, except that members of the Executive-Compliance Committee receive an annual cash retainer of $1,000 and the member of the Audit Committee designated as the "audit committee financial expert" (Richard L. Hardgrove) receives an annual cash retainer of $3,500. Each non-employee director also receives $100 for each meeting of a committee of the Board of Directors attended, except that members of the Executive-Compliance Committee receive $250 for each meeting attended.

      Each non-employee director of the Company also serves on the board of directors of one or more of the Company's subsidiaries, and receives an annual cash retainer for such service as well as fees for attendance at meetings of the board of directors of the appropriate Company subsidiary (and committees of that board). The following table summarizes the aggregate amount of fees paid in cash to each incumbent non-employee director of the Company for service on the board of directors of a subsidiary of the Company (and committees of that board) during the 2004 fiscal year:

                                    Aggregate                                            Aggregate
                                   Subsidiary                                            Subsidiary
        Name                          Fees                    Name                          Fees
---------------------              ----------          --------------------              ----------
Thomas A. Buis                     $  12,450           Richard L. Hardgrove               $  5,000
Thomas M. Callan                   $   7,542           Eric C. Hench                      $ 15,450
John R. Compo                      $   8,750           Rita A. Kissner                    $  2,375
John Fahl                          $  18,375           Steven D. VanDemark                $ 15,125
Robert A. Fawcett, Jr.             $   8,850           J. Michael Walz, D.D.S             $ 18,500

      From time to time, non-employee directors of the Company also receive options to purchase common shares of the Company. These options are awarded under the Rurban Financial Corp. Stock Option Plan at the discretion of the Compensation Committee. During the 2004 fiscal year, each non-employee director, except Mr. VanDemark received an option to purchase 5,000 common shares of the Company. Mr. VanDemark received an option to purchase 10,000 common shares of the Company. The other directors (Messrs. Joyce, Constien, Adams and Thiemann) also received options during the 2004 fiscal year as described under "COMPENSATION OF EXECUTIVE OFFICERS--GRANTS OF OPTIONS."

RURBAN FINANCIAL CORP. PLAN TO ALLOW DIRECTORS TO ELECT TO DEFER COMPENSATION

      On March 12, 1997, the Board of Directors of the Company adopted the Rurban Financial Corp. Plan to Allow Directors to Elect to Defer Compensation (the "Deferred Compensation Plan"). The purpose of the Deferred Compensation Plan is to advance the interests of the Company and its shareholders by allowing the directors of the Company and/or its subsidiaries an opportunity to elect to defer payment of all or a portion of their compensation received for their services as directors.

      The Plan is administered by the Board of Directors of the Company. Subject to the express provisions of the Plan, the Board has sole discretion and authority to determine from time to time the individuals eligible to participate in the Plan.

      Each director of the Company and its subsidiaries is eligible to participate in the Plan by electing to defer the receipt of all or a portion of the compensation to be received by such director or otherwise payable to him during any calendar year.

      As of this date, no director of the Company or its subsidiaries has opted to participate in the Plan.

                        TRANSACTIONS INVOLVING MANAGEMENT

      During the 2004 fiscal year, executive officers and directors of the Company (including certain executive officers of the Company's subsidiaries), members of their immediate families and corporations or organizations with which they are affiliated entered into banking transactions with the Company's subsidiaries (State Bank, RDSI and RFS) in the ordinary course of their respective businesses and in compliance with applicable federal and state laws and regulations. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or its subsidiaries and all such loans comply with Regulation O of the federal banking laws and comparable laws of the State of Ohio. These loans have been, and are presently, subject to no more than a normal risk of uncollectibility and present no other unfavorable features. The amount of loans to directors and executive officers of the Company (including certain executive officers of the Company's subsidiaries) and their associates as a group at December 31, 2004, was $3,958,771. As of the date hereof, all of such loans were performing loans.

                      REPORT OF THE COMPENSATION COMMITTEE
               OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      Kenneth A. Joyce and James E. Adams received compensation from the Company for services rendered during the 2004 fiscal year in their capacities as executive officers of the Company and one or more of its subsidiaries. Robert W. Constien and Henry R. Thiemann received compensation from State Bank for services rendered during the 2004 fiscal year in their capacities as executive officers of State Bank.

      The Compensation Committee is comprised of five independent directors. The Compensation Committee reviews and recommends to the full Board of Directors the salaries, bonuses and other cash compensation to be paid to, and the other benefits to be received by, the executive officers of the Company. The Compensation Committee has developed, implemented and maintains an executive compensation program that supports the overall objectives and performance of the Company and provides compensation levels that enable the organization to attract, retain and reward competent executive officers.

Compensation Policies Toward Executive Officers

      In determining the compensation of the executive officers of the Company, the Compensation Committee has sought to create a compensation program which is competitive with programs of a peer group of similar organizations and that links compensation to financial performance, rewards above-average corporate performance and recognizes individual contributions and achievements. There are two components of the annual cash compensation program for the executive officers of the Company: (1) a base salary component; and (2) an incentive bonus component payable under the Rurban Financial Corp. Incentive Compensation Plan (the "Incentive Compensation Plan") which directly links bonuses to the financial performance of the Company.

      During 2004, 2003 and 2002, the Compensation Committee utilized the services of L.R. Webber Associates, Inc. ("Webber"), a regionally recognized independent compensation consulting company, to review and to make recommendations regarding the competitiveness and effectiveness of the Company's executive compensation program. As part of that review, Webber was requested to review executive compensation programs of banking organizations that shared one or more common traits with the Company (such as asset size and geographic location). The information and recommendations of Webber have been utilized by the Compensation Committee and the Board of Directors.

Salaries

      The determination of the base salaries of the executive officers of the Company is based upon an overall evaluation of a number of factors, including a subjective evaluation of individual performance, contributions to the Company and its subsidiaries, analysis of how the Company's and its subsidiarie's compensation of its employees compares to compensation of individuals holding comparable positions with companies of similar asset size and complexity of operations. Peer group compensation was the primary factor in setting of the salary of the executive officers of the Company for the 2004 fiscal year.

      The salary paid to Mr. Joyce for services rendered in his capacities as President and Chief Executive Officer of the Company during the 2004 fiscal year represented no increase over the salary paid with respect to the 2003 fiscal year. Mr. Joyce did not receive a salary for services rendered in his capacity as Chairman and Chief Executive Officer of RDSI.

      The salary paid to Mr. Constien for services rendered in his capacities as President and Chief Executive Officer of State Bank during the 2004 fiscal year represented no increase over the salary paid with respect to the 2003 fiscal year. Mr. Constien did not receive a salary for services rendered in his capacity as Chairman of RFS.

      The salary paid to Mr. Adams for services rendered in his capacities of Executive Vice President and Chief Financial Officer of the Company during the 2004 fiscal year represented no increase over the salary paid with respect to the 2003 fiscal year.

      The salaries paid to Mr. Thiemann for services rendered in his capacities of Executive Vice President and Chief Operating Officer of State Bank during the 2004 fiscal year represented no increase over the salary paid with respect to the 2003 fiscal year. Mr. Thiemann did not receive a salary for services rendered in his capacity as President and Chief Executive Officer of RFCBC, Inc.

Incentive Compensation

      In 2004, the Company implemented the Incentive and Compensation Plan, linking executive officers' incentive compensation directly to the Company's performance. The Incentive Compensation Plan is designed to better match incentive compensation to shareholder value. The Incentive Compensation Plan increases the "at-risk" portion of executive officer total compensation by directly linking a greater percentage of executive officers' total compensation to the Company's performance and thereby to shareholder value.

      For Messrs. Joyce, Constien, Adams and Thiemann to receive bonus payouts under the Incentive Compensation Plan, the Company must meet or exceed its budget and State Bank, RDSI and RFS must obtain a "Satisfactory" rating or better on examinations and significant audits.

      Messrs. Joyce, Constien, Adams and Thiemann received no bonuses under the Incentive Compensation Plan for fiscal year 2004.

Stock Option Plan

            The Company believes that it is also important to provide compensation which serves to be an incentive for long-term corporate financial performance. In that regard, the Board of Directors of the Company adopted, and the shareholders of the Company approved, the Rurban Financial Corp. Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, directors, officers and other key employees of the Company and its subsidiaries have been selected by the Compensation Committee to receive awards. The Stock Option Plan authorizes the granting of (i) incentive stock options (as defined in Section 422 of the Internal Revenue Code), (ii) non-qualified stock options and (iii) stock appreciation rights. The purpose of the Stock Option Plan is to encourage participants to acquire or increase and retain a financial interest in the Company, to remain in the service of the Company, and to put forth maximum efforts for the success of the Company, and to enable the Company and its subsidiaries to compete effectively for the services of potential employees and directors by furnishing an additional incentive to join the service of the Company and its subsidiaries. Each option awarded under the Stock Option Plan has an exercise price equal to 100% of the fair market value of the Company's common shares on the date of grant. If there is no appreciation in the market value of the common shares, the options will be valueless. Thus, in contrast to the base salary and incentive components of compensation, option grants are tied directly to the price performance of the Company's common shares.

      During the 2004 fiscal year, the Compensation Committee administered the Stock Option Plan and approved the grant of options covering an aggregate of 177,000 common shares to the directors, executive officers and sixty-four key employees of the Company and its subsidiaries. The options awarded to the Company's executive officers are described in table under "GRANTS OF OPTIONS." No stock appreciation rights have ever been awarded under the Stock Option Plan.

Rurban ESOP and Savings Plan

      The officers and employees of the Company and its subsidiaries are encouraged to maintain a significant long-term stock ownership position with the Company. This has been fostered not only through the grant of options under the Stock Option Plan, but also by the Rurban ESOP and Savings Plan. The Rurban ESOP and Savings Plan has two main components - an employee stock ownership component and a 400(k) component. With respect to the employee stock ownership component, each year the Company and its subsidiaries may contribute an amount in cash and/or Company common shares determined by the Compensation Committee to the Rurban ESOP and Savings Plan. The contribution is allocated to the accounts of participants pro rata based on the amount of the participant's compensation. The Company and its subsidiaries contributed an aggregate amount of $430,000 to the Rurban ESOP and Savings Plan with respect to the 2004 fiscal year. Each of Messrs. Joyce, Constien, Adams and Thiemann participates in the Rurban ESOP and Savings Plan. As of the date of this Proxy Statement, no determination has been made as to the amount to be allocated to the accounts of Messrs. Joyce, Constien, Adams and Thiemann under the Rurban ESOP and Savings Plan with respect to the 2004 fiscal year.

      With respect to the 401(k) component of the Rurban ESOP and Savings Plan, three types of contributions are contemplated: (1) pre-tax elective deferral contributions by each participant of a percentage of his or her annual compensation; (2) matching contributions made by the employer in cash in an amount determined by the Board of Directors, upon recommendation of the Compensation Committee; and (3) qualified rollover contributions by a participant from another qualified plan. The Board of Directors, upon recommendation of the Compensation Committee has determined that for the 2004 fiscal year, the amount of the matching contributions to be made on behalf of each participant in the Rurban ESOP and Savings Plan is 50% of the amount of such participant's pre-tax elective deferral contributions, but only upon that portion of his or her pre-tax elective deferral contributions which did not exceed 6% of his or her annual compensation. Matching contributions in the amount of $6,892, $5,127, $4,635 and $4,752 were made on behalf of Messrs. Joyce, Constien, Adams and Thiemann, respectively, to match their respective 2004 pre-tax elective deferral contributions made to the Rurban ESOP and Savings Plan.

Submitted by the Compensation Committee of the Company's Board of Directors:

John Fahl, Chairman, John R. Compo, Eric C. Hench,, Steven D. VanDemark & J. Michael Walz, D.D.S

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table shows, for the last three years, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or earned for those years, to or for the account of each individual who served as an executive officer of the Company during the 2004 fiscal year. Dollar amounts have been rounded up to the nearest whole dollar.

                           SUMMARY COMPENSATION TABLE

                                                                               Long-Term
                                                                             Compensation
                                                Annual Compensation             Awards
                                             ------------------------        ------------
        Name and                                                             Common Shares             All Other
   Principal Position           Year         Salary($)       Bonus($)    Underlying Options(#)       Compensation ($)
---------------------------     ----         ---------       --------    ---------------------       ----------------
Kenneth A. Joyce, President     2004          $240,000           $0                20,000             $  11,204(1)
and CEO of the Company and      2003          $240,000           $0                   0               $  18,844(1)
Chairman and CEO of RDSI        2002          $200,839           $0                   0               $  21,453(1)

                                                                               Long-Term
                                                                             Compensation
                                                Annual Compensation             Awards
                                             ------------------------        ------------
        Name and                                                             Common Shares             All Other
   Principal Position           Year         Salary($)       Bonus($)    Underlying Options(#)     Compensation ($)
---------------------------     ----         ---------       --------    ---------------------     ----------------
Robert W. Constien,             2004          $170,856           $0                10,000             $  12,802(2)
President and CEO of State      2003          $169,676           $0                     0             $  19,422(2)
Bank and Chairman of the        2002          $165,880           $0                     0             $  17,706(2)
Board of RFS

James E. Adams, Executive       2004          $150,000           $0                10,000             $  62,830(3)
Vice President and Chief        2003          $115,385           --                    --             $  24,152(3)
Financial Officer of the        2002                --           --                    --                    --
Company

Henry R. Thiemann,              2004          $154,500           $0                10,000             $  10,333(4)
Executive Vice President        2003          $160,729           $0                     0             $  21,030(4)
and Chief Operating Officer     2002          $139,943           $0                     0             $  59,228(4)
of State Bank and President
and CEO of RFCBC, Inc.

(1)   "All Other Compensation" for fiscal years 2004, 2003 and 2002 includes:
      (i) a contribution of $6,892, $5,615 and $5,500, respectively, to the Rurban ESOP and Savings Plan on behalf of Mr. Joyce to match 2004, 2003 and 2002 pre-tax elective deferral contributions (included under "Salary") made by him to the Rurban ESOP and Savings Plan, (ii) $3,369, $1,576 and $5,932 received by Mr. Joyce from the Company during fiscal years 2004, 2003 and 2002, respectively, as an automobile usage/allowance and (iii) payments of $943, $1,290 and $684 which represent the premiums paid on Mr. Joyce's behalf for a group term life insurance policy which has a death benefit of $50,000 for fiscal year 2004 and had a death benefit equal to 200% of Mr. Joyce's annual salary less $50,000 for fiscal years 2003 and 2002 respectively. The amounts allocated to the account of Mr. Joyce under the ESOP for 2003 and 2002 were $10,363 and $9,337, respectively. The amount to be allocated to the account of Mr. Joyce under the ESOP with respect to fiscal year 2004 has not been determined as of the date of this Proxy Statement.

(2) "All Other Compensation" for 2004, 2003 and 2002 includes (i) contributions of $5,127, $5,091 and $4,976 respectively, to the Rurban ESOP and Savings Plan on behalf of Mr. Constien to match 2004, 2003 and 2002 pre-tax elective deferral contributions (included under "Salary") made by him to the Rurban ESOP and Savings Plan, (ii) $7,087, $4,972 and $4,752 received by Mr. Constien from the Company during fiscal years 2004, 2003 and 2002, respectively, as an automobile usage/allowance and (iii) payments of $588 and $262 for 2004 and 2003 respectively, which represent the premiums paid on Mr. Constien's behalf for a group term life insurance policy which has a death benefit of $50,000. The amounts allocated to the account of Mr. Constien under the ESOP for 2003 and 2002 were $9,064 and $7,978, respectively. The amount to be allocated to the account of Mr. Constien under the ESOP with respect to fiscal year 2004 has not been determined as of the date of this Proxy Statement.

(3) "All Other Compensation" for 2004 includes (i) contributions of $4,752 and $3,646, respectively, to the Rurban ESOP and Savings Plan on behalf of Mr. Adams to match 2004 and 2003 pre-tax elective deferral contributions (included under "Salary") made by him to the Rurban ESOP and

      Savings Plan, (ii) $8,400 and $6,150 received by Mr. Adams from the Company during fiscal years 2004 and 2003, respectively, as an automobile usage/allowance, (iii) $48,232 received by Mr. Adams for reimbursement of moving expenses and (iv) payments of $943 and $605 which represent the premiums paid on Mr. Adam's behalf for a group term life insurance policy which has a death benefit of $50,000 for fiscal year 2004 and had a death benefit equal to 200% of Mr. Adam's annual salary less $50,000 for fiscal years 2003. The amount allocated to the account of Mr. Adams under the ESOP for 2003 was $6,664. The amount to be allocated to the account of Mr. Adams under the ESOP with respect to fiscal year 2004 has not been determined as of the date of this Proxy Statement.

(4) "All Other Compensation" for 2004, 2003 and 2002 includes (i) contributions of $4,635, $4,412 and $2,026 respectively, to the Rurban ESOP and Savings Plan on behalf of Mr. Thiemann to match 2004, 2003 and 2002 pre-tax elective deferral contributions (included under "Salary") made by him to the Rurban ESOP and Savings Plan, (ii) $4,756, $7,000 and $8,400 received by Mr. Thiemann from the Company during fiscal years 2004, 2003 and 2002, respectively, as an automobile usage/allowance and (iii) payments of $1,447, $1,290 and $1,132 which represent the premiums paid on Mr. Thiemann's behalf for a group term life insurance policy which has a death benefit of $50,000 for fiscal year 2004 and had a death benefit equal to 200% of Mr. Thiemann's annual salary less $50,000 for fiscal years 2003 and 2002 respectively. The amounts allocated to the account of Mr. Thiemann under the ESOP for 2003 and 2002 were $8,328 and $8,743 respectively. The amount to be allocated to the account of Mr. Thiemann under the ESOP with respect to fiscal year 2004 has not been determined as of the date of this Proxy Statement.

GRANTS OF OPTIONS

      The following table summarizes information concerning individual grants of options made during the 2004 fiscal year to each of the individuals named in the Summary Compensation Table. The Company has never granted stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                        % of Total
                                         Original
                                       Options or of                                  Potential Realizable
                                       Total Reload                                     Value at Assumed
                       Number of       Options, as                                    Annual Rates of Share
                     Common Shares     Appropriate,                                     Price Appreciation
                      Underlying        Granted to      Exercise                        for Option Term (1)
                        Options        Employees in      Price        Expiration      ----------------------
     Name              Granted (#)      Fiscal Year     ($/Share)         Date          5% ($)      10% ($)
------------------   -------------     -------------    ---------     ----------      ----------   ---------
Kenneth A. Joyce        20,000            16.4%           $13.85       1/21/14        $ 174,204    $ 441,467

Robert W. Constien      10,000             8.2%           $13.85       1/21/14        $  87,102    $ 220,733

James E. Adams          10,000             8.2%           $13.85       1/21/14        $  87,102    $ 220,733

Henry R. Thiemann       10,000             8.2%           $13.85       1/21/14        $  87,102    $ 220,733

      (1) The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. The dollar amounts are rounded down to the nearest whole dollar. The dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of the Company's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown if the price of the Company's common shares appreciates, which benefits all shareholders of the Company commensurately.

OPTION EXERCISES AND HOLDINGS

      The following table sets forth information with respect to options exercised during, and unexercised options held as of the end of, the 2004 fiscal year by each of the executive officers named in the Summary Compensation Table. Dollar amounts have been rounded up to the nearest whole dollar.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                           Number of Common Shares                Value of Unexercised
                                                           Underlying Unexercised                    In-the-Money
                      Number of Common                   Options at Fiscal Year-End(#)     Options at Fiscal Year-End($)(1)
                      Shares Underlying      Value       -----------------------------     --------------------------------
                      Options Exercised   Realized ($)    Exercisable   Unexercisable      Exercisable      Unexercisable
                      -----------------   ------------    -----------   -------------      -----------      -------------
Kenneth A. Joyce              0                $0           16,469         17,050            $18,899            $3,772

Robert W. Constien            0                $0           14,469          9,050            $18,799            $3,372

James E. Adams                0                $0            2,000          8,000            $   100            $  400

Henry R. Thiemann             0                $0            7,027          9,050            $11,986            $3,372

      (1) "Value of Unexercised In-the-Money Options at FY-End" is based upon the fair market value of the Company's common shares on December 31, 2004 ($13.90) less the exercise price of the options at the end of the 2004 fiscal year.

SALARY CONTINUATION AGREEMENTS

      The Company has entered into Executive Salary Continuation Agreements (the "Agreements") with Kenneth A. Joyce, Robert W. Constien and Henry R. Thiemann. Under the Agreements, if the executive officer remains in the continuous employment of the Company until the first December 31st after his 65th birthday (unless by action of the Board of Directors, his period of active employment with the Company for purposes of the Agreement is shortened or extended), he is to retire as of that date. Upon such retirement, such executive officer (and, upon his death, his designated beneficiary) will be entitled to receive an annual benefit equal to 15% of his annual base salary as in effect immediately prior to his retirement in equal monthly installments (of 1/12th of the annual benefit) for a period of 180 months. If the executive officer dies while actively employed by the Company prior to his retirement, the Company will pay an annual benefit equal to 15% of his annual base salary as in effect immediately prior to his death in equal monthly installments (of 1/12th of the annual benefit) for a period of 180 months to his designated beneficiary. In the event that the executive officer's employment is terminated as a result of his voluntary action, the Agreement will terminate immediately on the date of such termination of employment and the Company will pay to such executive officer as severance compensation monthly for fifteen years an amount of money on an annual basis equal to: (a) 5% of such executive officer's annual base salary as in effect immediately prior to the date of his termination of employment, if, at the termination date, such executive officer is between age 55 and 60; (b) 10% of such annual base salary if, at the termination date, such executive officer is between age 60 and 65; and (c) 15% of such annual base salary if (i) at the termination date, such executive officer is age 65 or over; (ii) such termination of employment occurs after there has been a change in control of the ownership of the Company; or (iii) such termination of employment occurs after the Company merges or consolidates with another company or organization, permits its business activities to be taken over by another organization, ceases its business activities or terminates its existence. If the Company discharges the executive officer for cause, no compensation will be payable to him under the terms of the Agreement. The executive officer will not receive any benefits under the Agreement if he engages in any activity that directly or indirectly competes with the Company's interest, within 25 miles of any office of the Company and its subsidiaries existing at the time of his retirement or termination of employment. The payment of the benefits contemplated by the Agreement will be accelerated if, after such executive officer's retirement, the leverage capital ratio and/or the risk-based capital ratio of the Company fall below the minimum ratios established by the Company's regulatory authority for well-capitalized bank holding companies and/or the Company fails to have net income in any two successive fiscal years.

CHANGE IN CONTROL AGREEMENTS

      The Company also maintains change in control agreements with Kenneth A. Joyce, Robert W. Constien and Henry R. Thiemann. Under these agreements, the named executives will receive (a) a cash payment equal to twice the executive's base salary for the year the change in control occurs or for the preceding calendar year, whichever is highest (this amount is payable whether or not the executive's employment terminates after the change in control) and (b) if the executive's employment is terminated within one year after the change in control, the Company also is obliged to continue the executive's life, health and disability insurance coverage ("insurance benefits") for the shorter of 24 months after employment terminates or the date the executive is employed by another employer, whether or not that employer provides comparable coverage. However, none of these benefits are due if the change in control occurs after the executive reaches age 65 and the insurance benefits are not due if the Executive's employment is terminated because of personal dishonesty, incompetence (i.e., the Executive's failure to perform his duties as measured against prevailing standards in the Ohio banking industry), material breach of the agreement, breach of a fiduciary duty involving personal gain or profit, intentional failure to perform stated duties, willful and material breach of the policies and procedures for the operation of the Company provided to the executive by formal action of the Board of Directors, willful violation of any law, rule, regulation (other than a law, rule or regulation relating to traffic violations or similar offenses) or final cease-and-desist order or willful misconduct. For purposes of these payments, a "change in control" means (a) the acquisition by a person or persons acting in concert of the power to vote twenty-five percent or more of a class of the Company's voting securities, (b) the acquisition by a person of the power to direct the Company's management or policies, if the Board of Director has made a determination that such acquisition constitutes or will constitute an acquisition of control of the Company for the purposes of the Bank Holding Company Act or the Change in Bank Control Act and the regulations thereunder, (c) during any period of two consecutive years during the term of the agreement, individuals who at the beginning of which period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors in office at the beginning of the period, (d) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company on a basis whereby less than fifty percent of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or (e) the Company shall have sold substantially all of its assets to another person.

PERFORMANCE GRAPH

      Set forth on the following page is a line graph comparing the yearly percentage change in the Company's cumulative total shareholder return on its common shares with an index for the NASDAQ Stock Market (U.S. Companies) comprised of all domestic common shares traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market and an index for NASDAQ Bank Stocks comprised of all depository institutions (SIC Code #602) and holding and other investment companies (SIC Code #671) that are traded on the NASDAQ National Market System and the NASDAQ Small-Cap Market ("NASDAQ Bank Stocks") for the five-year period ended December 31, 2004.

                             RURBAN FINANCIAL CORP.

                              [PERFORMANCE GHAPH]

                                                     PERIOD ENDING
                            -----------------------------------------------------------------
INDEX                       12/31/99   12/31/00    12/31/01   12/31/02    12/31/03   12/31/04
-----                       --------   --------    --------   --------    --------   --------
Rurban Financial Corp.        100.00      93.59      119.95      82.98      123.85     124.30
NASDAQ Composite              100.00      60.82       48.16      33.11       49.93      54.49
NASDAQ Bank Index*            100.00     114.23      123.68     126.65      162.92     186.45

                             AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT COMMITTEE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

      In accordance with the SEC's rules, the Audit Committee has issued the following report for the 2004 fiscal year:

Role of the Audit Committee, the Independent Registered Public Accounting Firm and Management

      The Audit Committee assists the Board of Directors in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each member of the Audit Committee qualifies as independent under Nasdaq Marketplace Rules 4200(a)(15) and 4350(d)(2) as well as under Rule 10A-3 promulgated under the Exchange Act. The Audit Committee is organized and operates under a written charter.

      During the 2004 fiscal year, the Audit Committee met eight times and discussed the interim financial and other information contained in each quarterly earnings release and periodic SEC filings with management and BKD, LLP ("BKD") the independent registered public accounting firm employed by the Company for the 2004 fiscal year.

      Management is responsible for the Company's consolidated financial statements and the accounting and financial reporting processes of the Company, including the establishment and maintenance of adequate internal controls over financial reporting. Management is responsible for preparing the Company's consolidated financial statements and management's report on the establishment and maintenance of, and assessment of the effectiveness of, the Company's internal control over financial reporting. BKD is responsible for auditing the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing its report on the Company's consolidated financial statements and its attestation report on management's assessment of the effectiveness of the Company's internal control over financial reporting.

Review and Discussion With Independent Registered Public Accounting Firm and Internal Auditors

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from BKD a formal written statement describing all relationships between the Company and BKD that might bear on BKD's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with BKD any relationships or services that may impact the objectivity and independence of BKD and satisfied itself as to BKD's independence. The Audit Committee also discussed with management and BKD the adequacy and effectiveness of the Company's internal control over financial reporting and related accounting and financial controls, and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both BKD and the internal auditors their respective audit plans, audit scope and identification of audit risks.

      In addition, the Audit Committee discussed and reviewed with BKD all communications required by the standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61 and 90, Communication with Audit Committees, and, with and without management present, discussed and reviewed the results of BKD's examination of the Company's consolidated financial statements.

      The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2004 with management.

Management's Representations and Audit Committee Recommendations

      Management has represented to the Audit Committee that the audited consolidated financial statements as of and for the fiscal year ended December 31, 2004, were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the audited consolidated financial statements, and management's report on the establishment and maintenance of, and assessment of the effectiveness of, the Company's internal control over financial reporting, with management and BKD. Based on the Audit Committee's discussions with management and BKD and the Audit Committee's review of the report of BKD to the Audit Committee, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited consolidated financial statements and management's report on the establishment and maintenance of, and assessment of the effectiveness of, the Company's internal control over financial reporting, be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

Submitted by the Audit Committee of the Company's Board of Directors.

Robert A. Fawcett, Jr., Chairman, Thomas M. Callan, Richard L. Hardgrove and Rita A. Kissner

PRE-APPROVAL OF SERVICES PERFORMED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent registered public accouting firm in order to assure that they do not impair the independent registered public accouting firm's independence from the Company. The SEC's rules specify the types of non-audit services that an independent registered public accouting firm may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent registered public accouting firm. Accordingly, the Audit Committee pre-approves all audit and permitted non-audit services proposed to be provided by the Company's independent registered public accouting firm. The pre-approval of audit and non-audit services and fees of the independent registered public accouting firm may be documented by a member of the Audit Committee signing annual or periodic engagement letters that define in general terms the type of services to be provided and the range of fees that are considered acceptable for such services, or as otherwise documented in the minutes of the Audit Committee meetings. The actual compensation paid to the independent registered public accouting firm for all such pre-approved services and fees is to be reported to the Audit Committee on at least a quarterly basis.

SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2004 FISCAL YEAR

      During the fiscal years ended 2004 and 2003, the Company paid the following amounts to BKD for audit, audit-related, tax and other services rendered:

                                              2004             2003
                                           ----------       ----------
Audit Fees                                 $  131,445       $  127,700
Audit Related Fees (1) (2)                     40,865           89,080
Tax Fees (3)                                   19,230           26,235
All Other Fees                                     --               --

(1)   Consultation concerning financial accounting and reporting matters.

(2)   Internal control review (SAS 70) for data processing subsidiary, RDSI.

(3)   Tax return preparation and tax planning.

   NOTIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      On September 14, 2004, the Audit Committee appointed BKD to serve as the independent registered public accounting firm for the Company for the 2005 fiscal year. On August 27, 2002, the Audit Committee appointed BKD to serve as the independent registered public accounting firm for the Company for the 2004 fiscal year. Representatives of BKD will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

            Proposals by shareholders intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than November 10, 2006, to be eligible for inclusion in the Company's proxy card, notice of meeting and proxy statement relating to the 2006 Annual Meeting. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with the applicable rules and regulations of the SEC.

                           Keeta J. Diller, Corporate Secretary
                           401 Clinton Street
                           Defiance, Ohio  43512

                           ANNUAL REPORT ON FORM 10-K

      The Company will provide without charge to any shareholder, on the written request of such shareholder, a copy of the Company's Annual Report on Form 10-K required to be filed under the Exchange Act for the Company's fiscal year ended December 31, 2004. Such written request should be directed to Valda Colbart, Investor Relations, Rurban Financial Corp., 401 Clinton Street, Defiance, Ohio 43512.

                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

      Last year, the Company provided each registered shareholder at a shared address with a separate notice of the Company's intention to household proxy materials. Only one copy of the Company's proxy statement for the Annual Meeting and Annual Report to Shareholders for the 2004 fiscal year is being delivered to previously notified multiple registered shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. A separate proxy card and a separate Notice of Annual Meeting of Shareholders is being included for each account at the shared address.

      Registered shareholders who share an address and would like to receive a separate Annual Report to Shareholders for the 2004 fiscal year and/or a separate proxy statement for the Annual Meeting delivered to them, or have questions regarding the householding process, may contact Valda Colbart, Investor Relations Manager by calling 800-273-5820, or forwarding a written request addressed to Rurban Financial Corp., Attention: Valda Colbart, Investor Relations Manager, 401 Clinton Street, Defiance Ohio 43512. Promptly upon request, additional copies of the Annual Report to Shareholders for the 2004 fiscal year and/or a separate proxy statement for the Annual Meeting will be sent. By contacting Valda Colbart, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders and/or proxy statements in the future or
(ii) request delivery of a single copy of annual reports to shareholders or proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

      Beneficial shareholders, who hold common shares through a broker, financial institution or other record holder, should contact their broker, financial institution or other record holder for specific information on the householding process as it applies to their accounts.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the Annual Meeting other than those discussed in this proxy statement. If any other matter is properly presented at the Annual Meeting, the persons named as proxies in the enclosed proxy cards solicited by the Board of Directors may vote the common shares represented by such proxy cards on such matters in accordance with their best judgment in light of the conditions then prevailing.

      IT IS IMPORTANT THAT PROXIES BE VOTED AND RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING AND YOUR COMMON SHARES ARE REGISTERED IN YOUR NAME, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.

March 10, 2005                            By Order of the Board of Directors,

                                          /s/ Kenneth A. Joyce
                                          -------------------------------
                                          Kenneth A. Joyce
                                          President and Chief Executive Officer

[X] PLEASE MARK VOTES                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                  RURBAN FINANCIAL CORP.


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 21, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned holder(s) of common shares of Rurban Financial Corp. (the "Company") hereby constitutes and appoints Kenneth A. Joyce and James E. Adams, or either of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, April 21, 2005, at Eagles Club (First Floor), 711 W. Second Street, Defiance, Ohio at 10:00 A.M., local time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:


                                                     -------------------------
  Please be sure to sign and date                      Date
   this Proxy in the box below.
------------------------------------------------------------------------------



------Shareholder sign above -------------- Co-holder (if any) sign above----



                                                                       For
                                                              With-    All
                                                       For    hold    Except
1. To elect four (4) directors to serve for            [ ]     [ ]     [ ]
   terms of three years each:

   JOHN R. COMPO                JOHN FAHL
   ROBERT A. FAWCETT, JR.       RITA A. KISSNER

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

-------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

  WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

    All proxies previously given or executed by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting to Shareholders and Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2004.

  Please sign exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.
(Please note any change of address on this proxy.)



-------------------------------------------------------------------------------


    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                             RURBAN FINANCIAL CORP.
-------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RURBAN FINANCIAL CORP. IT IS IMPORTANT THAT PROXIES BE VOTED AND RETURNED PROMPTLY. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------------------

--------------------------------------------

--------------------------------------------